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                                                                 Exhibit 10.1

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                        TELECOM WIRELESS SOLUTIONS, INC.

It is hereby certified that:

      1. The present name of the corporation (the "Corporation") is Telecom Wireless Solutions, Inc. On October 27, 1994, the original Certificate of Incorporation was filed with the Delaware Secretary of State under the name of Turnkey Wireless Solutions, Inc. The corporate name was later changed to its present name of Telecom Wireless Solutions, Inc. in an Amended and Restated Certificate of Incorporation.

      2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Articles II, IV, VI. VII. VIII and IX thereof and by substituting in lieu thereof new Articles II, IV, VI. VII. VIII and IX which are set forth in the Restated Certificate of Incorporation hereinafter provided for.

      3. The provisions of the Certificate of Incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into a single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of Telecom Wireless Solutions, Inc. without any further amendments other than the amendments herein certified and without any discrepancy between the provisions of the said single instrument hereinafter set forth.

      4. The amendments and restatement of the Restated Certificate of Incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Section 242 and of Section 245 of the General Corporation Law of the State of Delaware

      5. The Certificate of Incorporation of the Corporation, as amended and restated herein, shall at the effective time of this Restated Certificate of Incorporation, read as follows:


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                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                        TELECOM WIRELESS SOLUTIONS, INC.

                                   ARTICLE I

                              NAME OF CORPORATION

The name of the Corporation (the "Corporation") is Telecom Wireless Solutions, Inc.

                                   ARTICLE II

                      ADDRESS, REGISTERED OFFICE AND AGENT

      The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Rd., Wilmington, County of New Castle. The name of the Corporation's registered agent at that address is The Prentiss-Hall Corporation System, Inc..

                                  ARTICLE III

                                    PURPOSE

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.


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                                   ARTICLE IV

                            AUTHORIZED CAPITAL STOCK

      The total number of shares of capital stock which the Corporation shall have authority to issue is 25,000,000 shares of which 20,000,000 shares shall be common stock with a par value of one-tenth of one cent ($.001) per share (the "Common Stock"), and of which 5,000,000 shares shall be preferred stock with a par value of one-tenth of one cent ($.001) per share (the "Preferred Stock").

      The shares of Preferred Stock and Common Stock may be issued from time to time in one or more series within the respective class. The board of directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of each class of shares of stock, including without limitation the dividend rate, conversion rights, redemption price, voting rights and liquidation preference, or any series of shares, and to fix the number of shares constituting any such series, and to increase or decrease the number of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

      Each share of Common Stock outstanding shall be entitled to one vote for all purposes. Holders of Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution, subject to any superior rights of the Preferred Stock holders.

                                   ARTICLE V

                                   DIRECTORS

      5.01 BUSINESS AND AFFAIRS MANAGED BY DIRECTORS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

      5.02 NUMBER. The number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws, as the same may be amended from time to time.

      5.03 ELECTION NEED NOT BE BY WRITTEN BALLOT. The directors need not be elected by ballot unless required by the Bylaws of the Corporation.


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                                   ARTICLE VI

                                   EXISTENCE

      The Corporation is to have perpetual existence.

                                  ARTICLE VII

                                     BYLAWS

      In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of this corporation.

                                  ARTICLE VIII

                        LIMITATION OF DIRECTOR LIABILITY

      To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                                   ARTICLE IX

                   AMENDMENT OF CERTIFICATE OF INCORPORATION

      The Corporation reserves the power and right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are granted subject to this reservation."

Signed on May 6, 1999                       /s/ David D. Lasier
                                            ------------------------------------
                                            David D. Lasier, Chief Executive
                                            Officer and Chairman of the Board


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